UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 6, 2010

SRKP 20, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53016	26-1357696
(Commission File Number)	(IRS Employer Identification No.)

4737 North Ocean Drive, Suite 207 Lauderdale by the Sea, FL	33308
(Address of Principal Executive Offices)	(Zip Code)

(310) 203-2902
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission by SRKP 20, Inc., a Delaware corporation (the "Company"), on April 27, 2010, the Company entered into a Share Exchange Agreement with Immense Fortune Holdings Limited, a British Virgin Islands corporation (“Immense Fortune”), Legend Media Holdings HK Limited, a Hong Kong corporation and wholly-owned subsidiary of Immense Fortune (“Legend”), Feigeda Electronic (SZ) Co., Ltd., a company organized under the laws of the People’s Republic of China and a wholly-owned subsidiary of Legend (“Feigeda”), Fangguan Electronic (CC) Co., Ltd., a company organized under the laws of the People’s Republic of China and a wholly-owned subsidiary of Feigeda, and Finest Day Limited, a British Virgin Islands corporation and sole share holder of Immense Fortune (the “Shareholder”). As also reported in the Form 8-K filed with the Securities and Exchange Commission on April 27, 2010, the Company entered into a Share and Warrant Cancellation Agreement with its stockholders.

On December 6, 2010, the Company entered into an Amended and Restated Share Exchange Agreement (the “Amended Exchange Agreement”) with Immense Fortune, Legend, Feigeda and the Shareholder.  Pursuant to the Amended Exchange Agreement, the Company agreed to issue an aggregate of 15,156,468 shares of its common stock to the Shareholder and its designees in exchange for 100% of the share capital of Immense Fortune (the "Share Exchange").

On December 6, 2010, the Company also entered into an Amended and Restated Share and Warrant Cancellation Agreement (the “Amended Cancellation Agreement”) with all of the Company’s existing stockholders, pursuant to which the stockholders agreed to cancel 4,267,674 shares of common stock and warrants to purchase 6,913,236 shares of common stock prior to the closing of the Share Exchange.

Pursuant to the terms of the Amended Exchange Agreement, the Company expects there will be 19,420,987 shares of common stock and warrants to purchase 2,293,519 shares of common stock issued and outstanding after giving effect to the transactions contemplated by the Amended Exchange Agreement.

The consummation of the Share Exchange is subject to certain conditions. The Share Exchange, if consummated, will result in a change-in-control of the Company and the assumption of Immense Fortune’s operations and liabilities. In connection with the change-in-control, there will be a new Board of Directors and management of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRKP 20, INC.

Date: December 6, 2010
	By:	/s/ Richard Rappaport
	Name:	Richard Rappaport
	Title:	President